                                EXHIBIT (8)(g)(1)

                   AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                    (NATIONS)

                             AMENDMENT NO. 1 TO THE
                          FUND PARTICIPATION AGREEMENT

     THE PARTICIPATION AGREEMENT (the "Agreement") made on the 1st day of May, 2001, between NATIONS SEPARATE ACCOUNT TRUST, an open-end management investment company organized as a Delaware business trust, TRANSAMERICA LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of Iowa (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts"), STEPHENS INC., an Arkansas corporation, and AFSG SECURITIES CORPORATION, an affiliate of the Company and the distributor of the Contracts (as defined in the Agreement) , is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                       SCHEDULE A
                                        Accounts

----------------------------------------------------------------------------------------
Name of Account and Date of
  Resolution of Company's               Policies                       Funds
Board which established the
        Account
----------------------------------------------------------------------------------------
Retirement Builder Variable   Retirement Income Builder II   .    Nations High Yield
     Annuity Account                Variable Annuity              Bond Portfolio
    (March 29, 1996)                                         .    Nations International
                                                                  Value Portfolio
                                                             .    Nations Marsico
                                                                  Growth Portfolio
                                                             .    Nations Marsico
                                                                  Focused Equities
                                                                  Portfolio
                                                             .    Nations Marsico
                                                                  International
                                                                  Opportunities
                                                                  Portfolio
                                                             .    Nations Marsico 21st
                                                                  Century Portfolio
                                                             .    Nations MidCap Growth
                                                                  Portfolio
----------------------------------------------------------------------------------------

                              Accounts continued...

----------------------------------------------------------------------------------------
Name of Account and Date of
  Resolution of Company's               Policies                       Funds
Board which established the
        Account
----------------------------------------------------------------------------------------
    Separate Account V A J     Immediate Income Builder II   .    Nations High Yield
      (May 15,2000)                                               Bond Portfolio
                                                             .    Nations International
                                                                  Value Portfolio
                                                             .    Nations Marsico
                                                                  Growth Portfolio
                                                             .    Nations Marsico
                                                                  Focused Equities
                                                                  Portfolio
                                                             .    Nations Marsico
                                                                  International
                                                                  Opportunities
                                                                  Portfolio
                                                             .    Nations Marsico 21st
                                                                  Century Portfolio
                                                             .    Nations MidCap Growth
                                                                  Portfolio
----------------------------------------------------------------------------------------
    Separate Account V A K    Retirement Income Builder III  .    Nations High Yield
      (July 10,2001)                Variable Annuity              Bond Portfolio
                                                             .    Nations International
                                                                  Value Portfolio
                                                             .    Nations Marsico
                                                                  Growth Portfolio
                                                             .    Nations Marsico
                                                                  Focused Equities
                                                                  Portfolio
                                                             .    Nations Marsico
                                                                  International
                                                                  Opportunities
                                                                  Portfolio
                                                             .    Nations Marsico 21st
                                                                  Century Portfolio
                                                             .    Nations MidCap Growth
                                                                  Portfolio
----------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective date: May 1, 2002

                                             NATIONS SEPARATE ACCOUNT TRUST


                                             By: /s/ A. Max Walker
                                                --------------------------------
                                                A. Max Walker
                                                President


                                             TRANSAMERICA LIFE INSURANCE COMPANY


                                             By: /s/ Larry N. Norman
                                                --------------------------------
                                                Larry N. Norman
                                                President


                                             STEPHENS INC.


                                             By: /s/ Richard H. Blank, Jr.
                                                --------------------------------
                                                Richard H. Blank, Jr.
                                                Senior Vice-President


                                             AFSG SECURITIES CORPORATION


                                             By: /s/ Larry N. Norman
                                                --------------------------------
                                                Larry N. Norman
                                                President

                                        3